Debt Instruments	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Instruments
NOTE 7 — DEBT INSTRUMENTS

Debt instruments as of December 31, 2017 and 2016 consisted of the following (in thousands):

	December 31,
	2017	2016
Floor Plan Facility	$248,792	$165,313
Notes payable	26,641	5,461
Finance leases	27,264	—
Total debt	302,697	170,774
Less: current portion	(253,923)	(166,370)
Less: debt issuance costs (1)	(305)	—
Long-term debt, net	$48,469	$4,404
(1) The debt issuance costs related to notes payable and finance leases are presented as a reduction of the carrying amount of the liabilities. Debt issuance costs related to revolving debt arrangements are presented within other current assets and other assets on the accompanying consolidated balance sheets.

Floor Plan Facility

The Company has a floor plan facility with a third party to finance its used vehicle inventory, which is secured by substantially all of its assets, other than the Company's interests in real property (the "Floor Plan Facility"). The Company most recently amended the Floor Plan Facility in August 2017 to, among other things, extend the maturity date to December 31, 2018, and increase the available credit to $275.0 million through December 31, 2017 and to $350.0 million from January 1, 2018 through December 31, 2018. The Company is required to make monthly interest payments on borrowings under the Floor Plan Facility at a rate per annum equal to one-month LIBOR plus 3.65%, effective August 1, 2017. The Floor Plan Facility requires that at least 5% of the total principal amount owed to the lender is held as restricted cash.

Repayment in an amount equal to the amount of the advance or loan must be made within five business days of selling or otherwise disposing of the underlying vehicle inventory, unless customers financed the purchase by originating an automotive finance receivable. For used vehicle sales involving financing originated by the Company and sold under either the Purchase and Sale Agreement or the 2017 Master Transfer Agreement as mentioned in Note 6 — Finance Receivable Sale Agreements, the lender has extended repayment to the earlier of fifteen business days after the sale of the used vehicle or one business day following the sale of the related finance receivable. In November 2017, the Company also entered into a letter agreement to extend repayment of amounts due under the Floor Plan Facility for used vehicle sales involving financing that are not sold under either the Purchase and Sale Agreement or the 2017 Master Transfer Agreement. With respect to such vehicles, the lender agreed to extend repayment of the advance or the loan for such vehicles to the earlier of fifteen business days after the sale of the vehicle or two business days following the sale or funding of the related finance receivable. Outstanding balances related to vehicles held in inventory for more than 180 days require monthly principal payments equal to 10% of the original principal amount of that vehicle until the remaining outstanding balance is the lesser of i) 50% of the original principal amount or ii) 50% of the wholesale value. Prepayments may be made without incurring a premium or penalty. Additionally, the Company is permitted to make prepayments to the lender to be held as principal payments under the Floor Plan Facility and subsequently reborrow such amounts.

As of December 31, 2017, the interest rate on the Floor Plan Facility was approximately 5.21%, the Company had an outstanding balance under this facility of approximately $248.8 million, borrowing capacity available of approximately $26.2 million and held approximately $12.4 million in restricted cash related to this facility. As of December 31, 2016, the interest rate on the Floor Plan Facility was 4.57%, the Company had an outstanding balance of approximately $165.3 million and held approximately $8.4 million in restricted cash related to this facility.

Long-Term Debt

Notes Payable

From time to time, the Company enters into promissory note agreements to finance certain equipment for its transportation fleet and building improvements. The assets financed with the proceeds from these notes serve as the collateral for each note and certain security agreements related to these assets have cross collateralization and cross default provisions with respect to one another. Each note has a fixed annual interest rate, a two- to five-year term and requires monthly payments. As of December 31, 2017, the outstanding principal of these notes had a weighted-average interest rate of 5.7% and totaled approximately $26.6 million, of which approximately $5.1 million is due within the next twelve months and is included as current portion of long-term debt in the accompanying consolidated balance sheets.

The following table summarizes the future minimum principal payments due in each period under the terms of the note payable agreements as of December 31, 2017 (in thousands):

Notes Payable
2018	$5,131
2019	6,269
2020	5,761
2021	5,720
2022	3,726
Thereafter	34
Total	$26,641

Finance Leases

Beginning in 2017, the Company has financed certain purchases and construction of its property and equipment through various sale and leaseback transactions. As of December 31, 2017, none of these transactions have qualified for sale accounting due to forms of continuing involvement, such as repurchase options or renewal periods that extend the lease for substantially all of the asset's remaining useful life, and are therefore accounted for as financing transactions. These arrangements require monthly payments and have initial terms that, if not repurchased prior, expire in fifteen to twenty years. Some of the agreements are subject to renewal options of up to twenty years and some are subject to base rent increases throughout the term. As of December 31, 2017, the outstanding liability associated with these sale and leaseback arrangements, net of debt issuance costs, is approximately $27.0 million and is included in long-term debt in the accompanying consolidated balance sheet.

In November 2017, the Company entered into a master sale-leaseback agreement (the "MSLA") pursuant to which it may sell and lease back certain of its properties and construction improvements. A portion of the Company's finance leases described above are through the MSLA. A portion of the fixed rental payments set forth in the respective lease agreements are payable annually beginning in November 2019. Under the MSLA, at any time the Company may elect to, and beginning in November 2019, the purchaser has the right to, demand that the Company repurchase one or more of the properties sold and leased back pursuant to the MSLA for an amount equal to the repurchase price. Repurchase prices are defined in each of the applicable leases and are generally the original purchase prices plus any accrued and unpaid rent. As of December 31, 2017, the repurchase prices for all properties under the MSLA totaled approximately $19.2 million. Under the MSLA, the total sales price of properties the Company has sold and is leasing back at any point in time is limited to $75.0 million. As of December 31, 2017, the Company may sell and lease back an additional approximately $55.8 million of its property and equipment under the MSLA.